 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2021

HEALTHIER CHOICES MANAGEMENT CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36469	84-1070932
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3800 N. 28th Way, #1
Hollywood, Florida 33020
(Address of Principal Executive Office) (Zip Code)

(888) 766-5351
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01. Regulation FD.

Healthier Choices Management Corp. (the “Company”) issued a press release on March 2, 2021 providing an update on the conversions of its Series C Convertible Preferred Stock (the “Series C Stock”) and other recent stock issuances.

As per the Company’s previous filings, on August 16, 2018, the Company entered into Warrant Exchange Agreements with certain holders of its Series A Warrants to exchange 46,048,318 Series A Warrants for 20,722 shares of Series B Stock.  The Series A Warrants acquired by the Company in that exchange represented approximately 92% of the outstanding Series A Warrants and would have been convertible into 460,483,180,000 shares of Company common stock if exercised as of the date of the Warrant Exchange Agreements. This exchange reduced the amount of common stock to be converted from the Series A Warrants from 460,483,180,000 to 207,220,000,000 – an approximate 45% savings in dilution for the company and its common stock shareholders.

As further disclosed in previous filings, on September 25, 2020, the Company agreed to issue 20,150 Shares of its Series C Convertible Preferred Stock (the “Series C Stock”) pursuant to Exchange Agreements with holders of its Series B Convertible Preferred Stock (the “Series B Stock”) in exchange for all of the outstanding Series B Stock, none of which had previously been converted to common stock.

Since the issuance of 20,150 shares of Series C Stock, 19,234 shares have been converted into common stock, leaving only 916 shares of Series C Stock left for conversion.  Approximately 95% of the Series C Stock has now been converted and cancelled.

In addition, since September 30, 2020, 625,000,000 stock options of the Company have been exercised into common stock.  Finaly, 2,250,000,000 shares of restricted stock has been issued pursuant to contractual agreements with the Company’s officers and directors.

The current outstanding share count of the Company’s common stock as of March 2, 2021 is 300,334,508,856.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

  (d) Exhibits.
Exhibit
Number	Description
99.1	Press release of Healthier Choices Management Corp. dated March 2, 2021 regarding updates on recent conversions of its Series C Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHIER CHOICES MANAGEMENT CORP.

Date: March 2, 2021	By:	/s/ Jeffrey Holman
Jeffrey Holman, Chief Executive Officer

Exhibits
Exhibit
Number	Description
99.1	Press release of Healthier Choices Management Corp. dated March 2, 2021 regarding updates on recent conversions of its Series C Preferred Stock.